EXHIBIT 10.2.3




              SECOND AMENDMENT TO STOCKHOLDERS AGREEMENT AND WAIVER


        This SECOND AMENDMENT and WAIVER dated as of July   , 1996 to the
                                                          --
Stockholders Agreement dated as of November 1, 1995, as amended (the "Agreement") by and among The SK Equity Fund, L.P., a Delaware limited partnership (the "Equity Fund"), SK Investment Fund, L.P., a Delaware limited partnership (the "Investment Fund" and together with the Equity Fund, the "Funds"), the Stockholders listed on the signature pages thereof (the "Stockholders") and Hibbett Sporting Goods, Inc., an Alabama corporation (the "Company").


                                   WITNESSETH:

        WHEREAS, the parties hereto desire to amend the corporate governance section of the Agreement relating to the composition of the board of directors of the Company; and

        WHEREAS, the Stockholders desire to waive certain incidental registration rights under the Agreement in respect of the anticipated initial public offering by the Company;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1.  Definitions; References.  Unless otherwise specifically
                    -----------------------
defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

        SECTION 2.  Amendment of Section 2.1 of the Agreement.  Section 2.1(a)
                    -----------------------------------------
of the Agreement is amended to read in its entirety as follows:

        "For so long as the number of Shares held by the Anderson Group equals or exceeds 50% of the Original Anderson Shares, the Board shall consist of not less than six nor more than nine directors, one of whom shall be an officer of the Company, another of whom shall be designated by the Anderson Designee (the "Anderson Director") and the rest of whom shall be designated by the Funds. One of the directors designated by the Funds shall be elected as Chairman of the Board. After the number of Shares held by the Anderson Stockholders falls below 50% of the number of the Original Anderson Shares, all the directors shall be elected in accordance with the Charter of the Company, the Bylaws of the Company and the applicable provisions of law."

        SECTION 3.  Inclusion of Additional Shares.  Each party hereto hereby
                    ------------------------------
agrees that (i) 432,000 Shares issuable to Clyde B. Anderson upon the exercise of options granted to him by the Company on August 1, 1996 shall be subject to the provisions of Articles IV and V of the Agreement and (ii) all Shares held by any Permitted Transferee of a Management Stockholder shall remain subject to all the provisions of the Agreement.

        SECTION 4.  Waiver of Incidental Registration Rights.  Each Stockholder
                    ----------------------------------------
party hereto hereby waives its right under Section 5.2 of the Agreement (i) to be notified in respect of filing by the Company of the Registration Statement with the Securities and Exchange Commission (File No. 333-07023) (the "Registration Statement") and (ii) to request inclusion in the Registration Statement of any Shares owned by such Stockholder.

        SECTION 5.  Governing Law.  This Amendment shall be governed by, and
                    -------------
construed in accordance with, the laws of the State of New York without regard to the conflicts of law rules of such state.

        SECTION 6.  Counterparts; Effectiveness.  This Amendment may be signed
                    ---------------------------
in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date and year first written above when the Company shall have received duly executed counterparts hereof signed by each party hereto.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                       THE SK EQUITY FUND, L.P.
                       By SKM Partners, L.P., the General
                       Partner

                       By:
                          -------------------------
                            Name:
                            Title:


                       SK INVESTMENT FUND, L.P.,
                       By SKM Partners, L.P., the General
                       Partner


                       By:
                          -------------------------
                          Name:
                          Title:


                       CHARLES C. ANDERSON



                       By:
                          --------------------------
                            Charles C. Anderson


                       JOEL R. ANDERSON



        `              By:
                          -------------------------
                            Joel R. Anderson


                       CHARLES C. ANDERSON, JR.



                       By:
                          -------------------------
                            Charles C. Anderson, Jr.

                       TERRENCE C. ANDERSON



                       By:
                          -------------------------
                            Terrence C. Anderson



                       CLYDE B. ANDERSON



                       By:
                          -------------------------
                            Clyde B. Anderson


                       HAROLD M. ANDERSON



                       By:
                          -------------------------
                            Harold M. Anderson


                       FIRST ANDERSON GRANDCHILDREN'S
                       TRUST
                         F/B/O CHARLES C. ANDERSON, III


                       By:
                          -------------------------
                            Name
                            Trustee


                       FIRST ANDERSON GRANDCHILDREN'S
                       TRUST
                         F/B/O LAUREN A. ANDERSON



                       By:
                          -------------------------
                            Name
                            Trustee


                       FIRST ANDERSON GRANDCHILDREN'S
                       TRUST
                         F/B/O HAYLEY E. ANDERSON



                       By:
                          -------------------------
                            Name
                            Trustee

                       SECOND ANDERSON GRANDCHILDREN'S
                       TRUST
                         F/B/O ALEXANDRA R. ANDERSON



                       By:
                          -------------------------
                            Name
                            Trustee




                       THIRD ANDERSON GRANDCHILDREN'S
                       TRUST
                         F/B/O TAYLOR CLAIRE ANDERSON



                       By:
                          -------------------------
                            Name
                            Trustee


                       FOURTH ANDERSON GRANDCHILDREN'S
                       TRUST
                         F/B/O CARSON CAINE ANDERSON



                       By:
                          -------------------------
                            Name
                            Trustee


                       FIFTH ANDERSON GRANDCHILDREN'S
                       TRUST
                         F/B/O HAROLD M. ANDERSON, JR.



                       By:
                          -------------------------
                            Name
                            Trustee

                       SIXTH ANDERSON GRANDCHILDREN'S
                       TRUST
                         F/B/O BENTLEY BARBOUR ANDERSON



                       By:
                          -------------------------
                            Name
                            Trustee





                       SEVENTH ANDERSON GRANDCHILDREN'S
                       TRUST
                         F/B/O OLIVIA BARBOUR ANDERSON



                       By:
                          -------------------------
                            Name
                            Trustee



                       THE ASHLEY R. ANDERSON TRUST



                       By:
                          -------------------------
                            Name
                            Trustee


                       By:
                          -------------------------
                            Name
                            Trustee


                       JOEL R. ANDERSON II TRUST



                       By:
                          -------------------------
                            Name
                            Trustee


                       By:
                          -------------------------
                            Name
                            Trustee

                       GERALD H. DAUGHERTY



                       By:
                          -------------------------
                            Gerald H. Daugherty


                       MARTIN R. ABROMS



                       By:
                          -------------------------
                            Martin R. Abroms



                       SANDRA B. COCHRAN


                       By:
                          -------------------------
                            Sandra B. Cochran



                       MICHAEL J. NEWSOME



                       By:
                          -------------------------
                            Michael J. Newsome



                       JUDY MARIE NEWSOME



                       By:
                          -------------------------
                            Judy Marie Newsome

                       KELLY NEWSOME FREDETTE



                       By:
                          -------------------------
                            Kelly Newsome Fredette



                       STACEY ANN NEWSOME



                       By:
                          -------------------------
                            Stacey Ann Newsome



                       HIBBETT SPORTING GOODS, INC.



                       By:
                          ------------------------
                          Name:
                          Title: